The Motley Fool Funds Trust

Motley Fool Independence Fund (FOOLX and FOIIX)

Motley Fool Great America Fund (TMFGX and FOGIX)

Motley Fool Epic Voyage Fund (TMFEX and FOEIX)

Supplement dated December 8, 2016 to the

Summary Prospectuses, Prospectuses, and Statement of Additional Information

dated February 29, 2016

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses, and Statement of Additional Information and should be read in conjunction with those documents.

•      Effective January 13, 2017, William H. Mann, III, Senior Portfolio Manager of the Motley Fool Independence Fund, Motley Fool Great America Fund, Motley Fool Epic Voyage Fund, and Chief Investment Officer of Motley Fool Asset Management (the “Adviser”), is leaving his positions with the Adviser and the Funds.  He has accepted a new senior position with the Adviser’s sister company, The Motley Fool, LLC.

Effective at that time, Bryan C. Hinmon, CFA, who is currently a portfolio manager for the Funds, will become Chief Investment Officer of the Adviser and Senior Portfolio Manager and Chairman of the Investment Committee for the Funds.

•      While investing in a particular sector is not a principal investment strategy of any of the Funds, a Fund’s portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to the Fund’s principal investment strategy.  Currently, the Great America Fund is significantly invested in the consumer discretionary sector, which means the Fund will be more affected by the performance of the consumer discretionary sector than a fund that is not so significantly invested.  The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence.  Success depends heavily on disposable household income and consumer spending.  Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability.  Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.